UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2013

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Directors

On January 8, 2013, the board of directors (the “Board”) of WellCare Health Plans, Inc. (the “Company”) elected Roel Campos as a director.  The Board has affirmatively determined that Mr. Campos is an independent director under the New York Stock Exchange listing standards.

In connection with his election to the Board, Mr. Campos received restricted share units of the Company’s common stock with a fair market value of approximately $150,000 based on the closing price of the Company’s common stock on January 8, 2013, the date of grant (the “RSUs”). The RSUs, which were granted pursuant to WellCare’s 2004 Equity Incentive Plan, are subject to the terms and conditions of an RSU award notice (the “RSU Award Notice”) and an RSU agreement (the “RSU Agreement”, together with the RSU Award Notice, the “RSU Award Documentation”) between the Company and Mr. Campos. Pursuant to the RSU Award Documentation, the RSUs will vest in equal annual installments on each of the first, second and third anniversaries of the date of grant. Mr. Campos will also earn fees as a director in accordance with the Company’s policy pursuant to which it pays fees to other non-employee directors. Currently, these fees are set forth in the Non-Employee Director Compensation Policy (the “Director Compensation Policy”). In addition, the Board authorized the Company to indemnify Mr. Campos pursuant to an indemnification agreement (the “Indemnification Agreement”) between the Company and Mr. Campos in the form previously approved by the Board.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced policy, plan and agreements. The above description is qualified in its entirety by reference to the form of RSU Award Notice, the form of RSU Agreement, the Director Compensation Policy, the 2004 Equity Incentive Plan and the form of Indemnification Agreement, which are incorporated herein by reference as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K.

In addition, a copy of the press release announcing the appointment of Mr. Campos is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

		incorporated by reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Restricted Stock Unit Award Notice and Agreement for Non-Employee Directors under 2004 Equity Incentive Plan	8-K	February 17, 2012	10.13
10.2	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under 2004 Equity Incentive Plan	8-K	February 17, 2012	10.14
10.2	Non-Employee Director Compensation Policy	10-Q	October 31, 2012	10.1
10.3	2004 Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.4	Form of 2010 Indemnification Agreement	10-Q	August 9, 2010	10.8
99.1	Press Release, dated January 10, 2013	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
January 10, 2013	/s/ Lisa G. Iglesias Lisa G. Iglesias General Counsel and Senior Vice President

EXHIBIT INDEX

		incorporated by reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Restricted Stock Unit Award Notice and Agreement for Non-Employee Directors under 2004 Equity Incentive Plan	8-K	February 17, 2012	10.13
10.2	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under 2004 Equity Incentive Plan	8-K	February 17, 2012	10.14
10.3	Non-Employee Director Compensation Policy	10-Q	October 31, 2012	10.1
10.4	2004 Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.5	Form of 2010 Indemnification Agreement	10-Q	August 9, 2010	10.8
99.1	Press Release, dated January 10, 2013	Filed herewith